Exhibit 21

Subsidiaries of ALLTEL Corporation

COMMUNICATIONS COMPANIES	State of Incorporation
Accucomm Networks, Inc.	Georgia
Accucomm Telecommunications, Inc.	Georgia
ALLTEL Alabama, Inc.	Alabama
ALLTEL Arkansas, Inc.	Arkansas
ALLTEL Carolina, Inc.	North Carolina
ALLTEL Communications, Inc.	Delaware
ALLTEL Communications Holdings of the Midwest, Inc.	Nebraska
ALLTEL Communications Investments, Inc.	Delaware
ALLTEL Communications of Nebraska, Inc.	Nebraska
ALLTEL Communications of New Mexico, Inc.	Delaware
ALLTEL Communications of Ohio No. 2, Inc.	Delaware
ALLTEL Communications of Ohio No. 3, Inc.	Delaware
ALLTEL Communications of Pennsylvania No. 1, Inc.	Delaware
ALLTEL Communications of Petersburg, Inc.	Virginia
ALLTEL Communications of the Midwest, Inc.	Nebraska
ALLTEL Communications of Virginia, Inc.	Virginia
ALLTEL Communications of Virginia No. 1, Inc.	Virginia
ALLTEL Communications Products, Inc.	Ohio
ALLTEL Communications Products International, Inc.	Ohio
ALLTEL Communications Southwest Holdings, Inc.	Delaware
ALLTEL Florida, Inc.	Florida
ALLTEL Georgia Communications Corp.	Georgia
ALLTEL Georgia, Inc.	Georgia
ALLTEL Kentucky, Inc.	Kentucky
ALLTEL Mississippi, Inc.	Mississippi
ALLTEL Missouri, Inc.	Missouri
ALLTEL Nebraska, Inc.	Delaware
ALLTEL Network Services of the Midwest, Inc.	Nebraska
ALLTEL New York, Inc.	New York
ALLTEL NewCo No. 3, Inc.	Delaware
ALLTEL Ohio, Inc.	Ohio
ALLTEL Oklahoma, Inc.	Arkansas
ALLTEL Pennsylvania, Inc.	Pennsylvania
ALLTEL Publishing Corporation	Ohio
ALLTEL Publishing Listing Management Corporation	Pennsylvania
ALLTEL South Carolina, Inc.	South Carolina
ALLTEL Systems of the Midwest, Inc.	Nebraska
ALLTEL Wireless Holdings, L.L.C.	Delaware
ALLTEL Wireless Holdings of Nebraska, Inc.	Nebraska
ALLTEL Wireless of Alabama, Inc.	Delaware
Brownsville Cellular Telephone Co., Inc.	Delaware
Celutel, Inc.	Delaware
Celutel of Biloxi, Inc.	Delaware
Century Cellunet B-Side Development Corp.	Louisiana
Century Cellunet of Louisiana, Inc.	Louisiana
Century Cellunet of Michigan, Inc.	Louisiana
Century Cellunet of Michigan RSA #4, Inc.	Louisiana
Century Cellunet of Michigan RSAs, Inc.	Louisiana
Century Cellunet of Mississippi RSA #2, Inc.	Mississippi
Century Cellunet of Mississippi RSA #6, Inc.	Mississippi
Century Cellunet of Mississippi RSA #7, Inc.	Mississippi
Century Cellunet of North Arkansas, Inc.	Louisiana
Century Cellunet of Pine Bluff, L.L.C.	Arkansas
Century Cellunet of Saginaw, Inc.	Louisiana
Century Cellunet of South Arkansas, Inc.	Louisiana
Century Cellunet of Southern Michigan, Inc.	Delaware

COMMUNICATIONS COMPANIES	State of Incorporation
Century Cellunet of Texarkana, Inc.	Louisiana
CenturyTel Paging, Inc.	Louisiana
CenturyTel Personal Access Network, Inc.	Louisiana
CenturyTel/Remote Access, Inc.	Louisiana
CenturyTel Telelink, Inc.	Louisiana
CenturyTel Wireless, Inc.	Louisiana
CenturyTel Wireless of Alexandria, LLC	Louisiana
CenturyTel Wireless of LaCrosse, LLC	Delaware
CenturyTel Wireless of Louisiana, Inc.	Louisiana
CenturyTel Wireless of Michigan RSA #1 and RSA #2, Inc.	Michigan
CenturyTel Wireless of Mississippi RSA #5, L.L.C.	Louisiana
CenturyTel Wireless of North Louisiana, LLC	Louisiana
CenturyTel Wireless of Shreveport, LLC	Louisiana
CenturyTel Wireless of Texarkana, LLC	Louisiana
CenturyTel Wireless of Wisconsin Appleton-Oshkosh- Neenah MSA, LLC	Delaware
CenturyTel Wireless of Wisconsin RSA #1, LLC	Delaware
CenturyTel Wireless of Wisconsin RSA #2, LLC	Delaware
CenturyTel Wireless of Wisconsin RSA #3, LLC	Delaware
CenturyTel Wireless of Wisconsin RSA #6, LLC	Delaware
CenturyTel Wireless of Wisconsin RSA #8, LLC	Delaware
CenturyTel Wireless of Wisconsin RSA #10, LLC	Delaware
Control Communications Industries, Inc.	Delaware
Eau Claire Cellular, Inc.	Colorado
ALLTEL Distribution, Inc.	Delaware
Georgia ALLTEL Telecom, Inc.	Michigan
Georgia Telephone Corporation	Georgia
Jackson Cellular Telephone Co., Inc.	Delaware
KDM Cell Inc.	Wisconsin
Kentucky ALLTEL, Inc.	Delaware
KIN Network, Inc.	Kansas
McAllen Cellular Telephone Co., Inc., The	Nevada
New York NewCo Subsidiary, Inc.	Delaware
North-West Cellular of Eau Claire, Inc.	Wisconsin
Oklahoma ALLTEL, Inc.	Oklahoma
Pacific Telecom Cellular, Inc.	Wisconsin
Pacific Telecom Cellular of I-5 Mobilnet, Inc.	Washington
Pacific Telecom Cellular of Idaho, Inc.	Idaho
Pacific Telecom Cellular of Illinois, Inc.	Illinois
Pacific Telecom Cellular of Minnesota, Inc.	Minnesota
Pacific Telecom Cellular of Montana, Inc.	Montana
Pacific Telecom Cellular of Oregon, Inc.	Oregon
Pacific Telecom Cellular of South Dakota, Inc.	South Dakota
Pacific Telecom Cellular of Washington, Inc.	Washington
Pascagoula Cellular Services, Inc.	Mississippi
Radiofone, Inc.	Louisiana
RCTC Wholesale Corporation	Virginia
Rochester NewCo Subsidiary, Inc.	Delaware
Saginaw Bay Cellular Company	Michigan
Standard Telephone Company	Georgia
Sugar Land Telephone Company	Texas
Syracuse NewCo Subsidiary, Inc.	Delaware
Telecor Cellular, Inc.	Louisiana
Teleview, Inc.	Georgia
Texas ALLTEL, Inc.	Texas
TriNet, Inc.	Georgia
UC/PTC of Wisconsin, LLC	Wisconsin
Universal Cellular, Inc.	Wisconsin
Universal Cellular for New Mexico RSA #4, Inc.	New Mexico
Universal Cellular for Wisconsin RSA #8.1, Inc.	Wisconsin
Western Reserve Telephone Company, The	Ohio
Wisconsin RSA #7 General Partner, Inc.	Wisconsin

OTHER COMPANIES	Country or State of Incorporation
ALLTEL Corporate Services, Inc.	Delaware
ALLTEL Corporation	Delaware
ALLTEL Corebanking Solutions, LLC	Delaware
ALLTEL Information (India) Private Limited	India
ALLTEL Information (Mauritius) Inc.	Mauritius
ALLTEL Information Services, Inc.	Arkansas
ALLTEL Information Services Canada Limited	Canada
ALLTEL Information Services (France) SARL	France
ALLTEL Information Services (Germany) GmbH	Germany
ALLTEL Information Services (Greece) S.A.	Greece
ALLTEL Information Services (Hong Kong) Limited	Hong Kong
ALLTEL Information Services International Holdings, Inc.	Delaware
ALLTEL Information Services International, Ltd.	Delaware
ALLTEL Information Services Limited	United .Kingdom
ALLTEL Information Services (Netherlands) B.V.	Amsterdam
ALLTEL Information Services (New Zealand) Limited	New Zealand
ALLTEL Information Services (Poland) Sp. Z.o.o.	Poland
ALLTEL Information Services (Thailand) Limited	Thailand
ALLTEL International Holdings, Inc.	Delaware
ALLTEL International Resource Management, Inc.	Delaware
ALLTEL Investments, Inc.	Nevada
ALLTEL Management Corporation	Delaware
ALLTEL Mauritius Holdings, Inc.	Mauritius
ALLTEL Servicios De Informacion (Costa Rica) S.A.	Costa Rica
ALLTEL Wholesale Banking Solutions, Inc.	New York
Benchmark Consulting International Europe GmbH	Germany
Benchmark Consulting International NA, Inc.	Georgia
CP National Corporation	California
Dynalex, Inc.	California
Full Circle Insurance Limited	Bermuda
MVI Corp.	Oregon
Ocean Technology, Inc.	California
OTI International, Inc.	California
Allied Information Services of the Philippines, Inc.	Philippines